L E A S E
                                    ---------

                    THIS LEASE made this day of March, 1997.

                  IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT

B E T W E E N:

                  TORONTO MEDICAL CORP.,
                  ----------------------

                  (the "Landlord")
                                                               OF THE FIRST PART
A N D :

                  TORONTO MEDICAL ORTHOPAEDICS LTD.,
                  ----------------------------------

                  (the "Tenant")
                                                              OF THE SECOND PART

                  WHEREAS the Landlord has agreed to lease to the Tenant, and the Tenant has agreed to lease from the Landlord the lands hereinafter described, together with the building and improvements situate thereon on the terms and provisions hereinafter set forth:


1.00 - GRANT AND TERM
---------------------

                  .1       Grant
                           -----

                           In  consideration  of the rents and covenants  herein
contained on the part of the Tenant, the Landlord hereby leases to the Tenant the lands and premises municipally known as 901 Dillingham Road, Pickering, Ontario, containing a free standing single storey industrial building (the "Building") with a gross floor area of 28,547 square feet, more or less, as more particularly described in Schedule "A" hereto, and all rights and appurtenances (collectively the "Premises").

                  .2       Term
                           ----

                  To hold the Premises for the term of 2 years (the "Term") from March 1, 1997 (the "Commencement Date") until February 28, 1999.

2.00 - RENT
-----------

                  .1       Rent
                           ----

                           The Tenant paying therefor yearly during the Term the
sum of $142,285.00 of lawful money of Canada in 12 equal monthly instalments of $11,857.00 in advance on the first day of each and every month, the first of such instalments to become due and payable on March 1, 1997 (the "Base Rent").

                  .2       Prepaid Rent/Security Deposit
                           -----------------------------

                           The Tenant  hereby  covenants to pay on the execution
of this Lease the sum of:

                           (a)      Prepaid Rent
                                    ------------

                              $23,714.00 plus GST, $11,857.00 plus GST of which is to be applied to the account of the first month's rent and the balance on account of the last month's rent.


                           (b)      Security Deposit
                                    ----------------

                              INTENTIONALLY DELETED

                  .3       Additional Rent
                           ---------------

                           The Tenant  covenants  and agrees to pay  therefor as
additional rent (the "Additional Rent") the moneys and other charges, costs and expenses herein provided to be paid by the Tenant at the several times when they become payable.

                  .4       Rent Past Due
                           -------------

                           If the  Tenant  fails to pay when the same is due and
payable hereunder any Base Rent, Additional Rent or any other amount payable by the Tenant under this Lease, such unpaid amounts shall bear interest from the due date thereof to the date of payment at a rate per annum, which is three (3) percentage points in excess of the Prime Rate.


3.00 - TENANT'S COVENANTS
-------------------------

                           The Tenant covenants with the Landlord as follows:

                  .1       Rent
                           ----

                           During the Term, to pay to the Landlord the Base Rent
hereby reserved and all Additional Rent in the manner and at the times herein provided, without deduction, abatement or set-off except as may otherwise be provided herein, all rent in arrears to bear interest at three (3) percentage points in excess of the Prime Rate per annum until paid. During the initial Term (but not during the First Renewal Term or the Second Renewal Term (as hereinafter defined)), Tenant shall have the set-off rights provided for in section 8.1(d) of the Purchase and Sale Agreement dated December 30, 1996, among Tenant as buyer, and Landlord as seller.

                  .2       Additional Rent
                           ---------------

                           As Additional Rent hereunder,  to promptly  discharge
and pay when due (subject to the right of contestation as hereinafter mentioned) before any fine, penalty, interest or cost may be added thereto: all real property taxes, rates, duties, assessments, impost charges, local improvement charges and levies, whether general or specified, and other public charges, excluding any income or capital taxes which shall be payable by the Landlord, which prior to the commencement of the Term have been, or during the Term may be, levied, rated, charged or assessed against the Premises and all equipment and facilities thereon or therein, and any property now or hereafter on the Premises, whether or not owned or brought thereon by the Tenant, and any taxes or other amounts that are imposed on the Landlord in lieu of, in substitution for or in addition to any real property taxes (whether currently contemplated or not) provided that any such taxes, rates, duties, assessments, charges or levies which have been levied prior to the commencement of the Term shall be apportioned such that the Tenant shall be responsible only for the portion of same pertaining to the period following the Commencement Date; any goods and services taxes imposed with respect to Base Rent or Additional Rent, whether characterized as a goods and services tax, value-added tax, sales tax or otherwise; any commercial concentration levy tax or other similar tax; every tax, licence fee, business tax and other public charge which before the commencement of the Term has been or during the Term may be assessed, levied or charged in respect of the Premises, whether or not caused by the occupancy of the Tenant or the business carried on therein by the Tenant or the property of the Tenant therein, whether such taxes, rates, assessments, licence fees and other public charges are assessed, levied or charged by municipal, provincial, federal, school or other public body; and all charges for electric current, gas, telephone, water and other rates in connection with the Premises; and the Tenant shall indemnify the Landlord against the payment of all such tax, rate, duty, assessment, licence fee or other public charge, electric current, rate and other utility charges, and against all loss, liability, cost, charge and expense by reason of the Tenant's failure to pay such sums when due; and the Tenant shall forthwith after payment of the foregoing items and charges produce to the Landlord on request evidence satisfactory to the Landlord of the fact of such payment; PROVIDED that the Tenant may contest, if it has delivered to the Landlord security for such taxes, rates, etc. that the Landlord requires, the validity or the amount of any tax, rate, assessment or other public charge (if meanwhile such contestation will involve no forfeiture, foreclosure, escheat, sale or termination of the Landlord's title to the Premises or any part thereof), but upon a final determination of any such contest, the Tenant shall immediately pay and satisfy the amount of any such tax, rate, assessment or other public charge declared or found to be due, together with all proper costs, penalties, interest or other charges payable in connection therewith; and upon being provided with suitable indemnity or security satisfactory to it, in relation to any costs, charges, rates, assessments or expenses which it may incur or be likely to incur, the Landlord agrees to join in any such contest if the Tenant shall require and if its presence is reasonably necessary to perfect the proceedings in relation thereto, but the Landlord shall not be responsible for the conduct or carriage of such proceedings nor incur any liability whatsoever by reason of having joined therein and the Tenant shall indemnify and save the Landlord against any such liability. The Tenant agrees to provide the Landlord within 10 days after receipt thereof with a copy of any separate tax bills and separate tax notices of assessments for the Premises. The Tenant will promptly deliver to the Landlord evidence of payments satisfactory to the Landlord, acting reasonably, of all such taxes paid to any such taxing authorities aforesaid and will furnish such other information in connection therewith as the Landlord may reasonably require. Notwithstanding the foregoing, Additional Rent should not include any of the following:

         (a) borrowing costs, depreciation, interest and principal on mortgages and other debt costs, except to the extent included as set forth above;

         (b) any costs incurred as a result of the gross negligence or wilful misconduct of the Landlord or any of its agents, contractors or employees;

         (c) costs of all repair and replacement to the structure of the Building including, without limitation, foundations, bearing walls, structural columns and beams, and the roof structure, excluding the roof membrane, whether or not they are paid for from proceeds of insurance or as damages by third parties, save and except those repairs and replacements resulting from the acts or omission of the Tenant or any of its agents, contractors or employees or those for whom it is in law responsible, which shall be the Tenant's responsibility;

         (d) ground rent and other monies payable under any ground lease of the lands or any part thereof or any lease senior to this Lease, except for amounts which would be included in Additional Rent if incurred under this Lease;

         (e)      proceeds of insurance and damages paid by third parties; and

         (f) any costs relating to any violation of or costs of compliance with Environmental Laws (as defined in Section 11.1) other than those for which the Tenant is otherwise responsible under this Lease.

                  .3       Maintenance
                           -----------

                           At its own cost and expense, to operate, maintain and
keep the Premises and all equipment and fixtures thereon in good order and condition, reasonable wear and tear excepted, and promptly to make all repairs and replacements of any nature, whether of a capital nature or otherwise, to the Premises when needed (both inside and outside, structural or otherwise), provided, however, that the Tenant shall not be responsible for the costs or expense of operation, maintenance, replacement or repair of those items described in Sections 3.2(b), 3.2(c) or 3.2(f). Subject to Section 7.5 hereof, if the Tenant shall at any time fail to make any such repairs or replacements when needed, the Landlord may make them or cause them to be made and the cost thereof, together with interest thereon computed at the Prime Rate from the date of payment by the Landlord, shall be charged to and paid by the Tenant as Additional Rent due on the next ensuing rent day. The Tenant shall permit the Landlord and its representatives at all reasonable times upon 24 hours prior written notice (except in the case of an emergency) to enter upon and view the Premises and the state of repair and to make such needed repairs and replacements as the Landlord may specify in writing.

                  .4       Condition of Premises
                           ---------------------

                           To keep the  Premises  and every  part  thereof  in a
clean and tidy condition and not to permit waste paper, garbage, ashes or waste or objectionable material to accumulate thereon and, at its expense, to keep the driveways, walks, grounds, sidewalks and curbs forming part of or adjoining the Premises clean and free of snow and ice.

                  .5       Overloading Floors
                           ------------------

                           Not to bring upon the  Premises  or any part  thereof
any machinery, equipment, article or thing that by reason of its weight, size or use might damage the Premises and not at any time to overload the floors of the Premises, and if any damage is caused to the Premises by any machinery, equipment, article or thing or by overloading or by any act, neglect or misuse on the part of the Tenant or any of its servants, agents or employees or any person having business with the Tenant, to forthwith repair or pay to the Landlord the cost of making good such damage. The Tenant shall not bring or permit any heavy vehicles on the Premises which might damage any parking areas or driveways.

                  .6       Heat
                           ----

                           To heat the Premises at its own expense to the extent
required by it for its business purposes with the heating systems currently in the Building, but always to such temperature as may be necessary to prevent damage to the Premises by frost.

                  .7       Compliance with Fire and Other Regulations
                           ------------------------------------------

                           That  the  Tenant  has  inspected  the  Premises  and
acknowledges that it is accepting the Premises on an "as is, where is and what is basis" and that the Landlord is making no covenants, agreements, representations, warranties or acknowledgements with respect to the condition of the Premises and finds them to be in a satisfactory condition and that in the maintenance, use and occupation of the Premises, it will at its own cost and expense comply with every applicable regulation or order of the Canadian Fire Underwriters Association, or any body having similar functions, and of any liability or fire insurance company by which the Landlord or the Tenant may be insured, and with all applicable laws, ordinances and regulations of duly constituted public authorities having jurisdiction now or hereafter in any manner affecting the Premises or the use or occupation thereof, whether or not such regulations, orders, laws or ordinances which may hereafter be promulgated, issued or enacted involve a change of policy or require structural or other changes or alterations in or about the Premises.

                  .8       Construction and Other Liens
                           ----------------------------

                           Not  at  any  time  to   permit   any   construction,
labourer's, materialman's or similar lien to stand against the Premises for any labour or materials furnished to or with the consent of the Tenant, its agents or contractors, in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction or sufferance of the Tenant; PROVIDED, however, that the Tenant shall have the right to contest, if it has delivered to the Landlord security for such lien, as required by the Landlord, the validity of or the amount claimed under or in respect of any such lien, provided such contestation shall involve no forfeiture, foreclosure or sale of the Premises or any part thereof, but upon a final determination of such contest, the Tenant shall immediately pay and satisfy any judgement or decree rendered against the Tenant, with all proper costs and charges, and cause such lien to be discharged and released of record, all without cost or expense to the Landlord; provided further that on the Tenant's failure promptly to remove or contest any such lien and all amounts paid by or on behalf of the Landlord, together with all expenses incurred in connection therewith and interest thereon at the Prime Rate from the date of payment by or for the Landlord, shall be charged to and paid by the Tenant as Additional Rent due on the next ensuing rent day.

                  .9       Indemnity
                           ---------

                           To  indemnify  the  Landlord  against all  liability,
claims, demands, actions and causes of action of any nature whatsoever, and any expense incident thereto, for injury to or death of persons or loss of or damage to property occurring on the Premises or the adjoining walks, drives, ways or streets or in any manner growing out of or in connection with the Tenant's use or occupation of the Premises or the condition thereof or the adjoining walks, drives, ways or streets during the Term or arising out of any breach of the Tenant's covenants herein or out of any work being done in or about the Premises unless such liability, claims, demands, actions and causes of actions arise as a result of the gross negligence or wilful misconduct of the Landlord or those for whom it is at law responsible.

                  .10      Insurance
                           ---------

                           During the whole of the Term, at its expense:

                           (a) to insure the Premises, excluding foundations, in a stated amount as determined by the Landlord's insurance advisors, but not exceeding the full insurable value thereof, against all risk of loss or damage caused by or resulting from fire, lightning, explosion, collapse of any boilers, pipes or accessories in or about the Premises or any peril defined in a standard fire insurance additional perils supplementary contract normally in use from time to time during the Term or any extension thereof for buildings and structures in the Town of Pickering similar in nature to the Premises. Insurance under this Section shall be maintained at the full replacement value with a by-law compliance endorsement;

                           (b) to maintain public liability and property damage insurance, including personal injury liability, contractual liability, non-owned automobile liability, employers' liability and owners' and contractors' protective insurance coverage with respect to the Premises and the Tenant's use thereof, coverage to include the activities and operation conducted by the Tenant and any other person on the Premises and by the Tenant and any other person performing work on behalf of the Tenant and those for whom the Tenant is in law responsible in any part of the Premises. Such policies shall:

                                    (i)      be written on a comprehensive basis
                                    with  inclusive  limits  of  not  less  than
                                    $2,000,000.00  for bodily  injury to any one
                                    or more  persons or property  damage or such
                                    higher  limits  as  the   Landlord,   acting
                                    reasonably, or any mortgagee of the Premises requires from time to time; and

                                    (ii)     contain a SEVERABILITY of interests
                                    clause and cross- liability clause;

                           (c) to maintain broad form boiler and machinery insurance on a blanket repair and replacement basis with limits for each accident in an amount not less than the replacement cost of all boilers, pressure vessels, air-conditioning equipment and miscellaneous electrical apparatus owned or operated by the Landlord and the Tenant or by others in the Premises or relating to or serving the Premises;

                           (d) to maintain business interruption insurance to reimburse the Tenant for direct or indirect loss of earnings attributable to all perils insured against in Sections 3.10(a) and (c) and other perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises as a result of such perils and, for this purpose, to the extent that such coverage is not provided for in the business interruption insurance, shall maintain the appropriate endorsements to the fire policy (loss of rental income) and to the boiler policy (use and occupancy), the limits of which endorsements shall be equal to the annual rent and Additional Rent calculated by the Landlord or its insurance advisors;

                           (e)      to   maintain   tenants'   legal   liability
                           insurance for the actual cash value of the Premises, including loss of use thereof;

                           (f) to maintain any other form of insurance as the Landlord, acting as a prudent owner and as is customary practice for landlords of buildings of a similar nature, or any mortgagee of the Premises reasonably requires from time to time in form, in amounts and for insurance risks against which a prudent owner would insure; and

                           (g) to alter or improve any of the insurance policies placed pursuant to this Section 3.10 as the Landlord, acting as a prudent owner, or any mortgagee of the Premises requires from time to time.

                           All such contracts of insurance  placed by the Tenant
hereunder shall, to the extent available, show the Landlord, Tenant and any mortgagee (to an amount that the Landlord's insurance advisors feel a prudent owner and landlord should be insured for) as joint insured, as their interests may from time to time appear, and shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the Landlord and those for whom the Landlord is at law responsible, whether any such damage is caused by the act, omission or negligence of the Landlord or those for whom the Landlord is at law responsible. To the extent available, and provided that it does not increase the cost otherwise payable by the Landlord for its insurance, the Landlord's insurance in respect of the Premises shall contain a waiver of any subrogation rights which the Landlord's insurers may have against the Tenant and those for whom the Tenant is at law responsible, whether any damage is caused by the act, omission or negligence of the Tenant or those for whom the Tenant is at law responsible.

                           If  the  Tenant  fails  to  obtain  the  policies  of
insurance required hereunder, the Landlord may itself obtain such policies and shall give the Tenant a notice setting out the amount and dates of payment of all costs and expenses incurred by the Landlord in connection therewith to the date of such notice; the Tenant will, with the next instalment of rent which becomes due, pay the same to the Landlord with interest at three (3) percentage points in excess of the Prime Rate per annum calculated on the various amounts from the respective dates of payment thereof by the Landlord to the date of repayment by the Tenant. Any sum so expended by the Landlord, together with such interest as aforesaid, shall constitute rent hereunder and be collectable as such rent and be due and payable on demand by the Landlord.

                           The Tenant shall furnish the Landlord with  certified
copies of policies or other acceptable evidence of all such insurance promptly upon request, provided no review or approval of any such policies by the Landlord shall derogate from or diminish the Landlord's rights or the Tenant's obligations contained in this Lease or this Article.

                  .11      Surrender at Expiration of Term
                           -------------------------------

                           At the  expiration  or  earlier  termination  of this
Lease, peaceably to surrender and yield up to the Landlord the Premises in good and substantial repair and condition, subject to reasonable wear and tear. PROVIDED that the Tenant may at the expiration of this Lease, if it shall not then be in default hereunder, remove from the Premises all the Tenant's fixtures, but shall, in such removal, do no damage to the Premises or shall promptly make good any damage which may be occasioned thereto and restore them to their condition prior to such removal.

                  .12      Use of Premises
                           ---------------

                           Not to use the  Premises  other than for the purposes
of manufacturing of orthopaedic medical devices or other medical products related thereto, warehousing inventory and general office use and not to carry on, or permit to be carried on in or upon the Premises any noxious or offensive trade or business which shall be a nuisance at law or by which the buildings or erections on the Premises shall be injuriously affected or by reason of which it shall become impossible to obtain and maintain insurance against fire and the usual perils.

                  .13      Waiver re Distress
                           ------------------

                           To waive and  renounce (so far as it may be permitted
to do so by applicable legislation) the benefit of any present or future act in force in the Province of Ontario which takes away or limits the Landlord's right of distress, and that the Landlord may seize and sell the Tenant's goods and chattels for payment of Base Rent and Additional Rent and costs as fully as the Landlord might have done if such act had not been enacted or passed.

                  .14      Roof
                           ----

                           That it will not place anything on the roof,  whether
signs or otherwise, or in any way make any opening in the roof for stacks or other purposes, or in any way alter the walls or structure of the Premises without the written consent of the Landlord.

                  .15      Evidence of Payments by Tenant
                           ------------------------------

                           The Tenant  shall from time to time at the request of
the Landlord produce to the Landlord satisfactory evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease.

                  .16      Air-Conditioning
                           ----------------

                           Not to place or attach anything to the outside of the
windows or the exterior of the Premises. No air conditioning equipment shall be placed in the windows or shall extend from the exterior of the Premises without the consent in writing of the Landlord, which consent may be arbitrarily withheld.

                  .17      Application to Amend By-Laws
                           ----------------------------

                           The  Tenant   will  not  make  any   application   or
representation to or for any governmental body which would have the effect of, in any way, amending or varying the provisions of any governmental by-laws, rules, regulations or requirements affecting the Premises or the building and lands of which the Premises form a part without first obtaining the written consent and authorization of the Landlord, which may be arbitrarily withheld.

                  .18      Financial Statements
                           --------------------

                           The Tenant will at the request of the Landlord supply
copies of its financial statements to the Landlord or to the first mortgagee of the Premises or a prospective first mortgagee or prospective purchaser of the Premises.

                  .19      Additions and Fixtures
                           ----------------------

                           Subject to Section 3.11,  any  building,  erection or
improvement placed or erected upon the Premises shall become a part thereof and shall not be removed and shall be subject to all the provisions of this Lease, but no building, erection or improvement shall be erected upon the Premises without the prior written consent of the Landlord.

                  .20      Inspection by Interested Parties
                           --------------------------------

                           During the Term,  any person or persons  may  inspect
the Premises and all parts thereof at all reasonable times on 24 hours prior written notice on producing a written order to that effect signed by the Landlord or its agents, provided such inspection does not unreasonably interfere with the business of the Tenant.

                  .21      Notices for Sale or to Let
                           --------------------------

                           The  Landlord  may at any time during the Term or any
renewal thereof enter upon the Premises and affix thereto in some prominent location which will not interfere with the business of the Tenant a notice or sign to the effect that the Premises are for sale and within 6 months prior to the end of the Term a sign to the effect that the Premises are available for leasing, and the Tenant shall not remove the said notice or sign or permit it to be removed unless requested to do so by the Landlord.


4.00 - TRANSFERS
----------------

                  .1       Assigning and Subletting
                           ------------------------

                           (a) The Tenant will not assign this Lease in whole or in part, nor sublet all or any part of the Premises, nor mortgage or encumber this Lease or the Premises or any part thereof, nor suffer or permit the occupation of, or part with or share possession of all or any part of the Premises by any person (all of the foregoing being hereinafter collectively referred to as a "Transfer") without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld or delayed, provided that, notwithstanding any statutory provision to the contrary, it shall not be considered unreasonable for the Landlord to take into account the following factors in deciding whether to grant its consent:

                                    (i)      whether  any  such  Transfer  is in
                                    violation or breach of any covenants or restrictions granted by the Landlord to other tenants or occupants or prospective tenants or occupants; and

                                    (ii)     whether    in    the     Landlord's
                                    reasonable opinion the financial background,
                                    business   history  and  capability  of  the
                                    proposed Transferee is satisfactory.

                           The consent by the Landlord to any Transfer, if granted, shall not constitute a waiver of the necessity for such consent to any subsequent Transfer. This prohibition against a Transfer is construed so as to include a prohibition against any Transfer by operation of law and no Transfer shall take place by reason of a failure by the Landlord to give notice to the Tenant within 30 days as required by Section 4.2(b).

                           (b) If the Tenant intends to effect a Transfer of all or any part of the Premises or this Lease in whole or in part, or any estate or interest hereunder, then and so often as such event shall occur, the Tenant shall give prior written notice to the Landlord of such intent specifying therein the proposed assignee, subtenant or occupant (all of the foregoing being hereinafter collectively referred to as the "Transferee") and providing such information with respect thereto, including, without limitation, information concerning the principals thereof and as to any credit, financial or business information relating to the proposed Transferee as the Landlord or the mortgagee requires, and the Landlord shall within 30 days after having received such notice and all such necessary information, notify the Tenant in writing either that:

                                    (i)      it  consents or does not consent to
                                    the   Transfer   in   accordance   with  the
                                    provisions   and   qualifications   in  this
                                    Article 4.00; or

                                    (ii)     it elects to cancel  this  Lease in
                                    preference to giving of such consent.

                      If the Landlord elects to cancel this Lease as aforesaid, the Tenant shall notify the Landlord in writing within 15 days thereafter of the Tenant's intention either to refrain from such Transfer or to accept the cancellation of this Lease. If the Tenant fails to deliver such notice within such period of 15 days, this Lease will thereby be terminated upon the expiration of the said 15-day period. If the Tenant advises the Landlord it intends to refrain from such Transfer, then the Landlord's election to cancel this Lease as aforesaid shall become null and void in such instance.

                  .2       Corporate Ownership
                           -------------------

                           If the Tenant is a corporation or if the Landlord has
consented to a Transfer of this Lease to a corporation, any transfer or issue by sale, assignment, bequest, inheritance, operation of law or other disposition, or by subscription from time to time of all or any part of the corporate shares of the Tenant or of any parent or subsidiary corporation of the Tenant or any corporation which is an associate or affiliate of the Tenant (as those terms are defined pursuant to the Business Corporations Act [Ontario] and amendments thereto (the "OBCA")), which results in any change in the present effective voting control of the Tenant by the person holding such voting control at the date of execution of this Lease (or at the date a Transfer of this Lease to a corporation is permitted) and which does not receive the prior written consent of the Landlord in each instance (which consent may be unreasonably withheld, notwithstanding any statutory provision to the contrary) entitles the Landlord to terminate this Lease upon 5 days' written notice to the Tenant. If the Landlord elects to cancel this Lease as aforesaid, the Tenant shall have the right to advise the Landlord within 15 days after written notice of the Landlord's election, that the Tenant elects to have this Lease reinstated by the transfer, sale, assignment or other disposition (the "Re-Transfer") from the shareholders of the Tenant after such change in control to the shareholders of the Tenant existing as at the Commencement Date (or at the date that a Transfer of this Lease to a corporation is permitted). If the Tenant effects such Re-Transfer within 30 days following the Landlord's election and forthwith thereafter provides the Landlord with evidence satisfactory to the Landlord of such Re-Transfer, this Lease will be reinstated for the balance of the Term as of the date of the termination by the Landlord as aforesaid. If this Lease is terminated as aforesaid, the Landlord may re-enter and take possession of the Premises, whereupon the Landlord's rights and remedies contained in Article 7.00 shall apply. The Tenant shall:

                           (a) when requesting consent to a sale of shares as aforesaid, provide the Landlord with such information as to the proposed purchaser as the Landlord requires, including, without limitation, information concerning credit worthiness, financial standing and business history; and

                           make   available   to  the  Landlord  or  its  lawful
representatives all corporate books and records of the Tenant for inspection at all reasonable times in order to ascertain whether there has been any change in control of the Tenant corporation.However, this Section 4.2 shall not apply if and so long as the Tenant is a public corporation whose shares are, and after such change in control will continue to be, publicly traded and listed on any recognized stock exchange in Canada or the United States.

                  .3       Transfers by Landlord
                           ---------------------

                           The Landlord,  at any time and from time to time, may
sell, transfer, lease, assign or otherwise dispose of the whole or any part of its interest in the Premises, and at any time and from time to time may enter into any mortgage of the whole or any of its interest in the Premises. If the party acquiring such interest shall have agreed that so long as it holds such interest, to assume and to perform each of the covenants, obligations and agreements of the Landlord under this Lease in the same manner and to the same extent as if originally named as the Landlord in this Lease, the Landlord shall thereupon be released from all of its covenants and obligations under this Lease.

                  .4       Additional Rent on Sublet or Assignment
                           ---------------------------------------

                           (a) In the event of any subletting by the Tenant by virtue of which the Tenant receives a rental in the form of cash, goods, services or other considerations from the subtenant which is higher than the rental payable hereunder to the Landlord for the premises sublet, the Tenant shall pay 50% of any such excess to the Landlord in addition to all rentals and other costs payable hereunder and such excess for the period of time during which the said subtenant remains in possession of the premises sublet to it.

                           (b) If the Tenant herein shall receive from any assignee of this Lease, either directly or indirectly, any consideration for the assignment of this Lease, either in form of cash, goods or services, the Tenant shall forthwith pay an amount equivalent to 50% of such consideration shall be deemed to be further Additional Rent hereunder.


5.00 - LANDLORD'S COVENANTS
---------------------------

                           The Landlord covenants with the Tenant as follows:

                  .1       Quiet Enjoyment
                           ---------------

                           That  the  Tenant,  upon  paying  the  Base  Rent and
Additional Rent hereby reserved and performing and observing all of the covenants and provisions herein contained on its part to be performed and observed, shall peaceably enjoy and possess the Premises for the Term without any interruption or disturbance from the Landlord or any other person or persons lawfully claiming by, from or under it; PROVIDED, however, that nothing herein contained shall be construed as a warranty by the Landlord to the Tenant as against any adverse claims, encumbrances or defects in title to the Premises existing before the Landlord acquired title, or asserted by persons claiming by, from or under a predecessor in title to the Landlord.


6.00 - NET NET LEASE
--------------------

                  .1       [Intentionally Deleted]
                           -----------------------


                  .2       Adjustment of Taxes
                           -------------------

                           The taxes and local  improvement  rates in respect of
the first and last years of the Term shall be adjusted between the Landlord and the Tenant.

                  .3       Net Net Lease
                           -------------

                           It is the  intention  of the  parties  that  the rent
herein provided to be paid shall be absolute net net to the Landlord and clear of all taxes (except income and capital taxes), costs and charges arising from or relating to the Premises except as otherwise provided in this Lease and that the Tenant shall pay all charges, impositions and expenses of every nature and kind relating to the Premises except as otherwise provided in this Lease, and the Tenant hereby covenants with the Landlord accordingly.

                  .4       [Intentionally Deleted]
                           -----------------------



                  .5       Non-Liability of Landlord
                           -------------------------

                           Except in the event of any injury or death  caused by
the gross negligence or wilful misconduct of the Landlord or those for whom it is at law responsible, the Landlord shall not in any event whatsoever be liable or responsible in any way for any personal injury or death that may be suffered or sustained by the Tenant or any other person who may be upon the Premises or for any loss of or damage or injury to any property belonging to the Tenant or its employees or to any other person while such property is on the Premises and, in particular, the Landlord shall not be liable for any damage to any such property caused by steam, water, rain or snow which may leak into, issue or flow from any part of the building or adjoining Premises or from the water, steam, sprinkler or drainage pipes or plumbing works of the building or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement or any electrical or other wiring.

7.00 - DEFAULT
--------------


                  .1       Right to Re-Enter
                           -----------------

                           If and whenever:

                           (a) the Tenant fails to pay any Base Rent or Additional Rent or other sums due hereunder on the day or dates appointed for the payment thereof (provided the Landlord first gives five (5) days' written notice to the Tenant of any such failure); or

                           (b) the Tenant fails to observe or perform any other of the terms, covenants or conditions of this Lease to be observed or performed by the Tenant (other than the terms, covenants or conditions set out in Sections 7.1(c) to (l), inclusive, for which no notice shall be required), provided the Landlord first gives the Tenant 15 days' (or such shorter period of time as is otherwise provided herein) written notice of any such failure to perform and the Tenant within such period of 15 days fails to commence diligently and, thereafter, to proceed diligently to cure any such failure to perform; or

                           (c) the Tenant or any agent of the Tenant falsifies any report or statement required to be furnished to the Landlord pursuant to this Lease; or

                           (d) the Tenant or any guarantor of this Lease or any person occupying the Premises or any part thereof or any licensee, concessionaire or franchisee operating business in the Premises becomes bankrupt or insolvent or takes the benefit of any act now or hereafter in force for bankrupt or insolvent debtors or files any proposal or makes any assignment for the benefit of creditors or any arrangement or compromise; or

                           (e) a receiver or a receiver and manager is appointed for all or a portion of the Tenant's property or any such guarantor's, occupant's, licensee's, concessionaire's or franchisee's property; or

                           (f) any steps are taken or any action or proceedings are instituted by the Tenant or by any other party, including, without limitation, any court or governmental body of competent jurisdiction for the dissolution, winding-up or liquidation of the Tenant or its assets; or

                           (g) the Tenant makes a sale in bulk of any of its assets wherever situate (other than a bulk sale made to an assignee or sublessee pursuant to a permitted assignment or subletting hereunder and pursuant to the Bulk Sales Act (Ontario)); or

                           (h) the Tenant abandons or attempts to abandon the Premises or, other than in the ordinary course of business, sells or disposes of the trade fixtures, goods or chattels of the Tenant or remove them from the Premises so that there would not, in the event of such sale or disposal, be sufficient trade fixtures, goods or chattels of the Tenant on the Premises subject to distress to satisfy all rent due or accruing hereunder for a period of at least 6 months; or


                           (i) the Premises become and remain vacant for a period of 7 consecutive days or are used by any persons other than such as are entitled to use them hereunder; or

                           (j) the Tenant assigns, transfers, encumbers, sublets or, save and except with respect to an affiliate (as that term is defined in the OBCA) with prior written notice to the Landlord, permits the occupation or use or the parting with or sharing possession of all or any part of the Premises by anyone, except in a manner permitted by this Lease; or

                           (k) this Lease or any of the Tenant's assets are taken under any writ of execution; or

                           (l) re-entry is permitted under any other terms of this Lease,

                           then and in every such case the Landlord, in addition
to any other rights or remedies it has pursuant to this Lease or by law, has the immediate right of re-entry upon the Premises and it may repossess the Premises and enjoy them as of its former estate and may expel all persons and remove all property from the Premises and such property may be removed and sold or disposed of by the Landlord as it deems advisable or may be stored in a public warehouse or elsewhere at the cost and for the account of the Tenant, all without service of notice or resort to legal process and without the Landlord being considered guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby.

                  .2       Right to Relet
                           --------------

                           (a) If the Landlord elects to re-enter the Premises as herein provided or if it takes possession pursuant to legal proceedings or pursuant to any notice provided by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as are necessary in order to relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term) and at such rent and upon such other terms, covenants and conditions as the Landlord, in its sole discretion, considers advisable. Upon each such reletting, all rent received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent or Additional Rent due hereunder from the Tenant to the Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and solicitor's fees and of costs of such alterations and repairs; third, to the payment of rent and Additional Rent due and unpaid hereunder; and the residue, if any, shall be held by the Landlord and applied in payment of future rent as the same becomes due and payable hereunder. If such rent received from such reletting during any month is less than that to be paid during that month by the Tenant hereunder, the Tenant shall pay any such deficiency which shall be calculated and paid monthly in advance on or before the first day of each and every month. No such re-entry or taking possession of the Premises by the Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to the Tenant. Notwithstanding any such reletting without termination, the Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

                           (b) If the Landlord at any time terminates this Lease for any breach in addition to any other remedies it may have, it may recover from the Tenant all damages it incurs by reason of such breach, including the cost of recovering the Premises, solicitor's fees (on a solicitor and his client basis) and including the worth at the time of such termination of the excess, if any, of the amount of rent, Additional Rent and charges equivalent to the rent, Additional Rent and other charges required to be paid pursuant to this Lease for the remainder of the Term over the then reasonable rental value of the Premises for the remainder of the Term, all of which amounts shall be immediately due and payable by the Tenant to the Landlord. In any of the events referred to in Section 7.2, in addition to any and all other rights, including the rights referred to in this Article and in Section

                           7.1,   the  full  amount  of  the   current   month's
                           instalment of rent and of all Additional Rent payments for the current month and any other payments required to be made monthly hereunder, together with the next three (3) months' instalments of Base Rent and of all Additional Rent and such other payments for the next 3 months, all of which shall be deemed to be accruing due on a day-to-day basis, shall immediately become due and payable as accelerated rent, and the Landlord may immediately distrain for the same, together with any arrears then unpaid.

                  .3       Expenses
                           --------

                           If legal action is brought for recovery of possession
of the Premises, for the recovery of Base Rent and Additional Rent or any other amount due under this Lease, or because of the breach of any other terms, covenants or conditions herein contained on the part of the Tenant to be kept or performed, and a breach is established, the Tenant shall pay to the Landlord all expenses incurred therefor, including a solicitor's fee (on a solicitor and his client basis) unless a court shall otherwise award.

                  .4       Waiver of Exemption from Distress
                           ---------------------------------

                           The Tenant  hereby  agrees  with the  Landlord  that,
notwithstanding anything contained in section 30 of the Landlord and Tenant Act (Ontario) (the "Act")or any Statute subsequently passed to take the place of or amend the Act, none of the goods and chattels of the Tenant at any time during the continuance of the Term on the Premises shall be exempt from levy by distress for rent or Additional Rent in arrears by the Tenant as provided for by any Sections of the Act or any amendments thereto, and that if any claim is made for such exemption by the Tenant or if a distress is made by the Landlord, this covenant and agreement may be pleaded as an estoppel against the Tenant in any action brought to test the right to the levying upon any such goods as are named as exempted in any sections of the Act or amendments thereto; the Tenant waiving, as it hereby does, all and every benefit that could or might have accrued to the Tenant under and by virtue of any sections of the Act or any amendments thereto but for this covenant.

                  .5       Landlord  May  Cure   Tenant's   Default  or  Perform
                           -----------------------------------------------------
                  Tenant's Covenants
                  ------------------

                           If the  Tenant  fails to pay when due any  amounts or
charges required to be paid pursuant to this Lease, the Landlord after giving 5 days' notice in writing to the Tenant may, but shall not be obligated to, pay all or any part of the same. If the Tenant is in default in the performance of any of its covenants or obligations hereunder

(other than the payment of rent, Additional Rent or other sums required to be paid pursuant to this Lease), the Landlord may, but shall not be obligated to, from time to time after giving such notice as it considers sufficient (or without notice in the case of an emergency) having regard to the circumstances applicable, perform or cause to be performed any of such covenants or obligations, or any part thereof, and for such purpose may do such things as may be required, including, without limitation, entering upon the Premises and doing such things upon or in respect of the Premises or any part thereof as the Landlord reasonably considers requisite or necessary. All expenses incurred and expenditures made pursuant to this Section 7.5, plus a sum equal to 10% thereof representing the Landlord's overhead, shall be paid by the Tenant as Additional Rent forthwith upon demand. Except for Landlord's gross negligence or wilful conduct, the Landlord shall have no liability to the Tenant for any loss or damages resulting from any such action or entry by the Landlord upon the Premises under Articles 7.00 and 8.00 and same is not a re-entry or breach of any covenant for quiet enjoyment contained in this Lease or implied by law.

                  .6       [Intentionally Deleted]
                           -----------------------

                  .7       Additional Rent
                           ---------------

                           If the  Tenant is in  default  in the  payment of any
amounts or charges required to be paid pursuant to this Lease, they shall, if not paid when due, be collectible as Additional Rent forthwith on demand, but nothing herein contained is deemed to suspend or delay the payment of any amount of money at the time it becomes due and payable hereunder, or limit any other remedy of the Landlord. The Tenant agrees that the Landlord may, at its option, apply or allocate any sums received from or due to the Tenant against any amounts due and payable hereunder in such manner as the Landlord sees fit. All such moneys payable to the Landlord hereunder shall bear interest at the Prime Rate per annum from the time such sums become due until paid to the Landlord.

                  .8       Remedies Generally
                           ------------------

                           Mention in this Lease of any particular remedy of the
Landlord in respect of the default by the Tenant does not preclude the Landlord from any other remedy in respect thereof, whether available at law or in equity or by statute or expressly provided for in this Lease. No remedy shall be exclusive or dependent upon any other remedy, but the Landlord may from time to time exercise any one or more of such remedies generally or in combination, such remedies being cumulative and not alternative. In the event of a breach or threatened breach by the Tenant of any of the covenants, provisions or terms hereof, the Landlord shall have the right to invoke any remedy allowed at law or in equity (including injunction) as if re-entry and other remedies were not provided for herein.

                  .9       Holding Over
                           ------------

                           If the Tenant shall hold over after the original Term
or any extended term hereof, such holding over shall be construed to be a tenancy from month to month only and shall have no greater effect, any custom, statute, law or ordinance to the contrary notwithstanding. Such month-to-month tenancy shall be governed by the terms and conditions hereof, notwithstanding any statutory provision or rule of law to the contrary; provided, however, that during any such period of holding over, the Tenant shall be required to pay the monthly Base Rent payable during the month immediately preceding the expiration or termination of this Lease plus all Additional Rent payable hereunder.

                  .10      No Waiver
                           ---------

                           The  failure of the  Landlord to insist upon a strict
performance of any of the covenants and provisions herein contained shall not be deemed a waiver of any rights or remedies that the Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the covenants and provisions herein contained, and it is expressly agreed that the rights and remedies of the Landlord hereunder or otherwise available to it at law may be exercised and enforced either concurrently or successively.


8.00 - DAMAGE AND DESTRUCTION
-----------------------------

                  .1       Destruction
                           -----------

                           Provided,  and it is hereby expressly agreed, that if
and whenever during the Term the Premises shall be destroyed or damaged by fire, lightning, tempest or by any of the perils insured against, then and in every such event:

                           (a) if the damage or destruction is such that the Premises are rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy them and if in either event the damage, in the reasonable opinion of the architect/engineer of the Landlord, acting independently, to be given to the Tenant within 30 days of the happening of such damage or destruction, cannot be repaired with reasonable diligence within 180 days from the date such architect/engineer has given its opinion, then the Landlord or the Tenant may within 5 days next succeeding the giving of the opinion as aforesaid terminate this Lease by giving to the other notice in writing of such termination, in which event this Lease and the Term shall cease and be at an end as of the date of such destruction or damage and the rent and all other payments for which the Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such destruction or damage; in the event that either the Landlord or the Tenant does not so terminate this Lease, then, to the extent that insurance proceeds are available, the Landlord shall repair the Premises with all reasonable speed and the Base Rent hereby reserved shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the Premises;

                           (b) if the damage be such that the Premises are wholly unfit for occupancy or if it is impossible or unsafe to use or occupy them, but if in either event the damage, in the reasonable opinion of the architect/engineer of the Landlord, acting independently, to be given to the Tenant within 30 days from the happening of such damage, can be repaired with reasonable diligence within 180 days from the date such architect/engineer has given its opinion, then the Base Rent hereby reserved shall abate from the date of the happening of such damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the Premises and the Landlord shall repair the damage with all reasonable speed, to the extent that insurance proceeds are available; if in the reasonable opinion of the Landlord the damage can be made good as aforesaid within 180 days from the date the architect/engineer of the Landlord, acting independently, has given its opinion and the damage is such that the Premises are capable of being partially used for the purposes for which they are hereby demised, then until such damage has been repaired the Base Rent shall abate in the proportion that the part of the Premises which is rendered unfit for occupancy bears to the whole of the Premises, and the Landlord shall repair the damage with all reasonable speed, to the extent that insurance proceeds are available.


9.00 - RIGHT OF RENEWAL
-----------------------

 .1       Provided  that the Tenant  shall  have given to the  Landlord 6 months'
notice in writing before the expiration of the Term of its desire to renew, subject to what is set out herein, it is mutually agreed and understood that if the Tenant duly and regularly pays the Base Rent and Additional Rent and performs all of the provisions and agreements contained herein on the part of the Tenant to be performed, and provided further that the Tenant is not habitually (which means, for purposes of Sections 9.1 and 9.2 hereof, on more than two (2) occasions in any consecutive twelve (12) month period) in default under the terms of this Lease and is not in default at the time of the exercise of the option herein, then the Landlord shall at the expiration of the Term, upon written request of the Tenant, grant to the Tenant a renewal of this Lease for a further five (5) year term (the "First Renewal Term") upon the same terms and conditions as contained herein, save as to the rental rate. The Base Rent for the First Renewal Term shall be at the then current market rate at the expiration of the Term and as mutually agreed between the Landlord and the Tenant. In the event that the Landlord and the Tenant are unable to agree upon the Base Rent for the First Renewal Term, the matter shall be submitted to arbitration, pursuant to the Arbitrations Act (Ontario).

                           If the award of the  arbitrators  is not given before
the commencement date of the First Renewal Term, then the Tenant shall commence paying Base Rent at the same rate paid during the Term, which shall be adjusted forthwith after the award of the arbitrators has become final and binding, to be calculated from the commencement date of the First Renewal Term.

 .2       Provided  that the Tenant  shall  have given to the  Landlord 6 months'
notice in writing before the expiration of the First Renewal Term of its desire to renew, subject to what is set out herein, it is mutually agreed and understood that if the Tenant duly and regularly pays the Base Rent and Additional Rent and performs all of the provisions and agreements contained herein on the part of the Tenant to be performed, and provided further that the Tenant is not habitually in default under the terms of this Lease and is not in default at the time of the exercise of the option herein, then the Landlord shall at the expiration of the First Renewal Term, upon written request of the Tenant, grant to the Tenant a renewal of this Lease for a further five (5) year term (the "Second Renewal Term") upon the same terms and conditions as contained herein, save as to the rental rate and save as to any further right of renewal. The Base Rent for the Second Renewal Term shall be at the then current market rate at the expiration of the First Renewal Term and as mutually agreed between the Landlord and the Tenant. In the event that the Landlord and the Tenant are unable to agree upon the Base Rent for the Second Renewal Term, the matter shall be submitted to arbitration, pursuant to the Arbitrations Act (Ontario).

                           If the award of the  arbitrators  is not given before
the commencement date of the Second Renewal Term, then the Tenant shall commence paying Base Rent at the same rate paid during the First Renewal Term, which shall be adjusted forthwith after the award of the arbitrators has become final and binding, to be calculated from the commencement date of the Second Renewal Term.


10.00 - GENERAL
---------------

                  .1       Acknowledgement by Tenant
                           -------------------------

                           The Tenant  further  acknowledges  that its  interest
under this Lease is subject to:

                           (a) covenants, restrictions, easements, agreements and reservations of record, provided same does not interfere with the Tenant's intended use of the Premises as described in Section 3.12;

                           (b) all laws, by-laws, ordinances, regulations and orders of the Town of Pickering, the Regional Municipality of Durham, the Province of Ontario, the
                           Government   of   Canada   and   of   all
                           statutory commissions, boards and bodies having jurisdiction over the Premises;

                           (c)      the  condition  of  the   Landlord's   title
                           existing at the date hereof; and

                           (d) municipal realty taxes, local improvement rates, duties, assessments, water and sewer rates and other impositions accrued or unaccrued.

                  .2       Registration
                           ------------

                           (a) Neither the Tenant nor anyone on the Tenant's behalf or claiming under the Tenant shall register this Lease or any assignment or sublease of this Lease or any document evidencing any interest of the Tenant in this Lease or the Premises. If either party intends to register a document for the purpose only of giving notice of this Lease or of any assignment or sublease of this Lease, then upon request of such party both parties shall join in the execution of a short form or notice of this Lease (the "Short Form") solely for the purpose of supporting an application for registration of notice of this Lease or of any assignment or sublease against the interests of the Landlord or any part thereof in the Premises. The form of the Short Form and of the application to register notice of this Lease or of any assignment or sublease shall:

                                    (i)      be  prepared  by the  Tenant or its
                                    solicitors at the Tenant's expense;

                                    (ii)     include  therein a  provision  for,
                                    and require consent to, such registration by or on behalf of the Landlord; and

                                    (iii)    only  describe  the  parties,   the
                                    Premises and the Commencement Date and the expiration date of the Term.

                           (b) The Short Form shall contain a provision whereby the Tenant constitutes and appoints the Landlord and its nominee as the agent and attorney of the Tenant for the purpose of executing any instruments in writing required from the Tenant to give effect to the provisions of Section 10.4 of this Lease, including the right to make application at any time and from time to time to register postponements of this Lease or the Short Form in favour of any mortgage pursuant to Section 10.4. The Landlord agrees not to register a subordination unless the mortgagee or encumbrancer has provided the non-disturbance agreement provided in Section 10.4. All costs, expenses and taxes necessary to register or file the application to register notice of this Lease or of any assignment or sublease shall be the sole responsibility of the Tenant and the Tenant will complete any necessary affidavits required for registration purposes, including affidavits necessary to register the power of attorney contained in the Short Form. As requested by the Landlord, the Tenant shall execute promptly a power of attorney at any time and from time to time as may be required to give effect to this Section 10.2(b).

                  .3       Status Statement
                           ----------------

                           Within 10 days after written request  therefor by the
Landlord or if upon any sale, assignment, lease or mortgage of the Premises by the Landlord a status statement is required from the Tenant, the Tenant shall deliver in a form supplied by the Landlord a status statement or a certificate to any proposed mortgagee or proposed purchaser or to the Landlord stating (if such is the case):

                           (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and identifying the modification agreements) or if this Lease is not in full force and effect, the certificate shall so state;


                           (b)      the Commencement Date;

                           (c) the date to which Base Rent and Additional Rent have been paid under this Lease;

                           (d) whether or not there is any existing default by the Tenant in the payment of any rent or other sum of money under this Lease and whether or not there is any other existing or alleged default by either party under this Lease with respect to which a notice of default has been served and if there is any such default, specifying the nature and extent thereof; and

                           (e)      whether    there   are   any   defences   or
                           counterclaims against enforcement of the obligations to be performed by the Tenant under this Lease.

                  .4       Subordination and Attornment
                           ----------------------------

                           It is a  condition  of this  Lease  and the  Tenant's
rights granted hereunder that this Lease and all of the rights of the Tenant hereunder are and shall at all times be subject and subordinate to any and all mortgages, trust deeds or the charge or lien resulting from, or any instruments of, any financing, refinancing or collateral financing or any renewals or extensions thereof from time to time in existence against the lands or the Premises. Upon request and provided any mortgagee or encumbrancer agrees to enter a non-disturbance agreement in a form acceptable to the Tenant, acting reasonably, the Tenant shall subordinate this Lease and all of its rights hereunder in such form as the Landlord requires to any and all mortgages, trust deeds or the charge or lien resulting from or any instruments of any financing, refinancing or collateral financing and to all advances made or hereafter to be made upon the security thereof and, if requested, the Tenant shall attorn to the holder thereof.

                  .5       Attorney
                           --------

                           The Tenant  shall upon request of the Landlord or the
mortgagee or any other person having an interest in the lands, execute and deliver promptly such instruments and certificates to carry out the intent of Sections 10.3 and 10.4 as are requested by the Landlord. If 10 days after the date of a request by the Landlord to execute and deliver any such instruments and certificates the Tenant has not executed and delivered the same, the Tenant hereby irrevocably appoints the Landlord as the Tenant's attorney with full power and authority to execute and deliver in the name of the Tenant any such instruments or certificates or the Landlord may at its option terminate this Lease without incurring any liability on account thereof and the Term is expressly limited accordingly.

11.00 - ENVIRONMENTAL MATTERS
-----------------------------


 .1       The Tenant  covenants  with the Landlord that the Tenant will not bring upon, permit or use any substance, defined or designated as a hazardous or toxic waste, hazardous or toxic material, a hazardous, toxic or radioactive substance or other similar term, by any applicable federal, provincial, municipal or local statute, regulation, by-law or ordinance now or hereafter in effect (the "Environmental Laws"), or any substance or material, the use or disposition of which is regulated by any such Environmental Laws (hereinafter called "Hazardous Substances") in, on or under the Premises except for de minimis amounts used in the ordinary course of the Tenant's business (as contemplated in Section 3.12) and, in any event, in compliance with Environmental Laws, and the Tenant will promptly comply with all statutes, regulations, by-laws and ordinances and with all orders, decrees or judgements of governmental authorities or courts having jurisdiction, relating to the use, collection, storage, treatment, control, removal or cleanup of Hazardous Substances in, on, or under the Premises if the Premises become contaminated with Hazardous Substances as a result of operations or activities of the Tenant or any of its agents, contractors or employees or those for whom it is at law responsible on the Premises, or incorporated in any Tenant's improvements thereon during the Term or any renewal. The Tenant covenants and agrees to indemnify and hold the Landlord harmless against any and all losses, damages, costs, expenses and liabilities suffered or incurred by the Landlord:

                           (i)      by   reason  of  a  breach  of  any  of  the
                           covenants aforesaid; or

                           (ii) arising out of the actual, alleged or threatened discharge, disbursal, release or escape of Hazardous Substances at or from the Premises by of the Tenant, or any of its agents, contractors or employees, or those for whom it is in law responsible; or

                           (iii) the removal from the Premises at the expiration of the Term of this Lease of all Hazardous Substances brought onto the Premises by the Tenant or any of its agents, contractors or employees or those for whom it is in law responsible, which  indemnity  shall survive the expiration or any
surrender or termination of this Lease.


12.00 - GENERAL
---------------

                  .1       Amendments
                           ----------

                           This Lease shall not be modified or amended except by
an instrument in writing of equal formality herewith and signed by the parties hereto or by their successors or assigns.

                  .2       Notice
                           ------

                           Any  demand  notice  or  other   communication   (the
"Communication") to be given in connection with this Lease shall be given in writing and shall be given by personal delivery, telecopier transmission or by mailing by registered mail with postage thereon, fully prepaid in a sealed envelope addressed to the intended recipient as follows:

                           (a)      to the Landlord, at:

                                    Toronto Medical Corp.
                                    1370 Don Mills Road
                                    Suite 200
                                    Don Mills, ON
                                    M3B 3N7

                                    Attention: J.P. Scheidegger
                                    Facsimile: (416) 441-2503

                               with a copy to:

                                    Koskie, Minsky
                                    Barristers and Solicitors
                                    Suite 900, Box 52
                                    20 Queen Street West
                                    Toronto, ON
                                    M5H 3R3

                                    Attention: George Dzuro
                                    -----------------------
                                    Facsimile No: (416) 977-3316

                           (b)      to the Tenant, at the Premises

                                    Attention:  President
                                    ---------------------

                               with a copy to:

                                    Stikeman, Elliott
                                    Barristers & Solicitors
                                    Suite 5300
                                    Commerce Court West
                                    Toronto, ON
                                    M5L 1B9

                                    Attention:  David McCarthy
                                    --------------------------

                                    Facsimile No: (416) 947-0866

                           or to such  other  addresses,  telecopier  number  or
individual as may be designated by a Communication given by a party to the other parties as aforesaid. Any Communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof, if given by registered mail on the 3rd business day following the deposit thereof in the mail and if given by telecopier transmission, on the business day following the day on which it was transmitted. If the party giving any Communication knows or reasonably knows of any difficulties with the postal system which might effect the delivery of mail, any such Communication shall not be mailed but shall be given by personal delivery or by telecopier transmission.

                           For the  purposes  of this Lease,  a  "business  day"
shall mean any day other than a Saturday, Sunday or statutory holiday in the Province of Ontario.

                  .3       Time
                           ----

                           Time shall in all  respects be of the essence of this
Lease.

                  .4       Prime Rate
                           ----------

                           For the purpose of this Lease "Prime Rate" shall mean
the prime commercial lending rate charged by the Canadian Imperial Bank of Commerce from time to time on demand in Canadian funds (any change in such rate of interest to be effective from the day that a change in such prime commercial lending rate becomes effective) at its head office in Toronto, Ontario to its largest and most credit-worthy commercial borrowers and excludes the rate of interest charged for small business loans referred to as "Prime Small Business Loan Interest Rate".

                  .5       Successors
                           ----------

                           All  rights  and  liabilities  herein  granted  to or
imposed upon the respective parties hereto extend to and bind the successors and assigns of the Landlord and the heirs, executors, administrators and permitted successors and assigns of the Tenant, as the case may be. No rights, however, shall endure to the benefit of any assignee of the Tenant unless the assignment to such assignee has been approved by the Landlord in writing in accordance with
Article 4.00 hereof. If there is more than one Tenant, they are all bound jointly and severally by the terms, covenants and conditions herein.

                  .6       Governing Law
                           -------------

                           This Lease  shall be  construed  and  governed by the
Laws of the Province of Ontario.

                  .7       Headings
                           --------

                           The  Section  and   Article   numbers  and   headings
appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such Sections or Articles of this Lease nor in any way affect this Lease.

                  .8       Entire Agreement
                           ----------------

                           This  Lease and the  schedules  attached  hereto  and
forming a part hereof set forth all the covenants, promises, agreements, conditions and understandings between the Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them, other than as are herein set forth. All agreements and promises contained herein on behalf of the Tenant shall be construed as covenants. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon the Landlord or Tenant unless reduced to writing and signed by them.

                  .9       Severability
                           ------------

                           If any term,  covenant or  condition of this Lease or
the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

                  .10      No Option
                           ---------

                           The submission of this Lease for examination does not
constitute a reservation of or option for the Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

                  .11      Premises
                           --------

                           Each  obligation  or  agreement  of the  Landlord  or
Tenant expressed in this Lease, even though not expressed as a covenant, is to be considered to be a covenant for all purposes.

                  .12      [Intentionally Deleted]
                           -----------------------

                  .13      Place for Payments
                           ------------------

                           All payments required to be made by the Tenant herein
shall be made to the Landlord at the Landlord's office in Toronto or to such agent or agents of the Landlord or at such other place as the Landlord shall hereafter from time to time direct in writing.

                  .14      Extended Meanings
                           -----------------

                           The words "hereof", "herein", "hereunder" and similar
expressions used in any section or subsection of this Lease relate to the whole of this Lease and not to that section or subsection only, unless otherwise expressly provided. The use of the neuter singular pronoun to refer to the Landlord or the Tenant is deemed a proper reference, even though the Landlord or the Tenant is an individual, a partnership, a corporation or a group of two or more individuals, partnerships or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

                  .15      No Partnership or Agency
                           ------------------------

                           The  Landlord  does not in any way or for any purpose
become a partner of the Tenant in the conduct of its business or otherwise or a joint venturer or a member of a joint enterprise with the Tenant, nor is the relationship of principal and agent created.

                  .16      Force Majeure
                           -------------

                           Notwithstanding anything to the contrary contained in
this Lease, if either party hereto is bona fide delayed or hindered in or prevented from the performance of any term, covenant or act required hereunder by reason of strikes, labour troubles; inability to procure materials or services; power failure; restrictive governmental laws or regulations; riots; insurrection; sabotage; rebellion; war; act of God; or other reason whether of a like nature or not which is not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such term, covenant or act is excused for the period of the delay and the party so delayed shall be entitled to perform such term, covenant or act within the appropriate time period after the expiration of the period of such delay. However, the provisions of this Section do not operate to excuse the Tenant from the prompt payment of rent, Additional Rent or any other payments required by this Lease.

                  .17      Accrual of Rent and Additional Rent
                           -----------------------------------

                           Rent  and  Additional  Rent  shall be  considered  as
annual and accruing from day to day and when it becomes necessary for any reason to calculate such rent for an irregular period of less than one year, an appropriate apportionment and adjustment shall be made. Whenever the calculation of any Additional Rent is not made until after the termination of this Lease, the obligation of the Tenant to pay such

Additional Rent shall survive the termination of this Lease and such amounts shall be payable by the Tenant to the Landlord within five (5) days after demand.

                  .18      Accord and Satisfaction
                           -----------------------

                           No payment  by the Tenant or receipt by the  Landlord
of a lesser amount than the monthly payment of rent herein stipulated is deemed to be other than on account of the earliest stipulated rent, nor is any endorsement or statement on any cheque or any letter accompanying any cheque or payment as rent deemed an acknowledgement of full payment or an accord and satisfaction, and the Landlord may accept and cash such cheque or payment without prejudice to the Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

                           IN WITNESS  WHEREOF the parties  hereto have hereunto
caused these presents to be executed the day, month and year first above written.



                                     TORONTO MEDICAL CORP.


                                     Per:
                                         --------------------------------------
                                         (Authorized Signing Officer)

                                     Per:
                                         --------------------------------------
                                         (Authorized Signing Officer)



                                     TORONTO MEDICAL ORTHOPAEDICS LTD.


                                     Per:
                                         --------------------------------------
                                         (Authorized Signing Officer)


                                     Per:
                                         --------------------------------------
                                         (Authorized Signing Officer)

                                  SCHEDULE "A"
                                  ------------